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                                                                  Exhibit (5)(a)

                          VARIABLE ANNUITY APPLICATION

SECURITY EQUITY LIFE INSURANCE COMPANY
INSTRUCTIONS: PLEASE TYPE OR PRINT IN BLACK INK. THIS FORM WILL BE PHOTOCOPIED.

1. CONTRACT OWNERS(S): If no annuitant is specified in Section 2, the contract owner will be the annuitant. Joint Owner not applicable to non-corporate qualified.

Contract Owner's Name (Last, First, M.I.)    Social Security Number - -
Street Address                               Date of Birth   / /     Sex M__ F__
City                State           Zip      Daytime Phone ( ) Evening Phone ( )
__Joint Contract Owner's Name
(Last, First, M.I.)                          Social Security Number - -
Street Address                               Date of Birth   / /     Sex M__ F__
City                State           Zip      Relationship to Contract Owner

2.  ANNUITANT: Complete only if different from the contract owner.

Name (Last, First, M.I.)                     Social Security Number - -
Street Address                               Date of Birth / /    Sex M__ F__
City                State           Zip      Age (Maximum of 79)

3.  BENEFICIARY: For Contract Owner(s) and Annuitant

Name (Primary)                      Relationship          Date of Birth
Name (Contingent)                   Relationship          Date of Birth
(If Owner's beneficiary and Annuitant's beneficiary are different, specify in the "Additional Remarks" section).

4.  TYPE OF CONTRACT:

____Non qualified                  ____Non qualified/1035 exchange
____IRA (circle one):              Regular Rollover Transfer
____SEP/IRA (circle one):          Regular Transfer
If regular, please apply toward __________ calendar year.
____Check here if you have received an IRA Disclosure Statement

5. ALLOCATION: Initial minimums: $2,000 payment. $500 per Division. Use whole percentages. Totals must equal 100%.

Total initial payment $______________
G.T. Global: Variable Investment Divisions
____% Money Market (01)                     ____% Latin America (13)
____% New Pacific (02)                      ____% Telecommunications (15)
____% Europe (03)                           ____% Emerging Markets (16)
____% International (05)                    ____% U.S. Government Income (20)
____% America (06)                          ____% Natural Resources (21)
____% Strategic Income (08)                 ____% Infrastructure (90)
____% Global Government Income (09)         100%  Total
____% Growth & Income (10)

6.  REPLACEMENT:

Will the proposed contract replace any existing annuity or insurance contract? Yes____ No____



6940531                  This form must be used in New York.
(7/94)
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7. SIGNATURES:

All statements made in this application are true to the best of my knowledge and belief, and I agree to all items and conditions as shown on the front and back. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation. I further agree that this application is part of the annuity contract. I acknowledge receipt of current prospectuses and verify my understanding that all payments and values provided by the contract are based on the investment experience of the Divisions in the Separate Accounts, are variable and not guaranteed as to dollar amount. I certify that the Social Security (or taxpayer identification) number is correct as it appears in this application.

_______________________________________
Signed at (State)
_______________________________________     ____________________________________
Signature of Contract Owner                 Signature of Annuitant (if other
                                            than Contract Owner)
_______________________________________     ____________________________________
Signature of Joint Owner (if applicable)    Date

The following sections must be completed by the agent or representative. Please type or print in BLACK INK.

8. INSURANCE IN FORCE:

Does this contract replace or change any existing life insurance or annuity? Yes____No____
(If "Yes", attach require replacement forms.)

9. ADDITIONAL REMARKS:

________________________________________________________________________________
________________________________________________________________________________

10. DEALER INFORMATION:

______________________________
Signature of principal

______________________________              ______________________________
Agent name                                  Agent code
______________________________              (___)_________________________
Agent SS#                                   Agent's Phone

________________________________________________________________________________
Investment dealer's name

________________________________________________________________________________
Branch office street address             City         State         Zip

11.  REPRESENTATIVE'S SIGNATURE:

The representative hereby certifies he/she witnessed the signature(s) in Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief.

Signature ______________________________________________________________________

Broker: Please send completed applications and checks made Payable to Security Equity Life Insurance Company to your home office.

Home Office:
Please Mail application and checks to:
Security Equity Life Insurance Company
G.T. Global Department - P.O. Box 208 - Armonk, NY  10504

For overnight applications and checks:
Security Equity Life Insurance Company
G.T. Global Department- 84 Business Park Drive, Suite 303
Armonk, NY 10504

This space is for the use of Security Equity Life Insurance Company.

6940531  SECURITY EQUITY LIFE  If you have any questions please call our toll-
(7/94)   INSURANCE COMPANY     free line at Security Equity 1-800-533-8282